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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 26, 2002, included in this Form 11-K, into the Company's previously filed Registration Statement File No. 333-56006.



/s/ Arthur Andersen LLP
-----------------------



Columbus, Ohio
  May 07, 2002









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